UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA

In Re:

AQUAGENIX, INC.,                                    Case No. 99-24534-BKC-RBR
AQUAGENIX LAND                                      Case No. 99-24535-BKC-RBR
WATER TECHNOLOGIES, INC.,                           Chapter 11 Proceedings
                                                    Jointly Administered
         Debtors.
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           ORDER GRANTING DEBTORS-IN-POSSESSIONS' EMERGENCY MOTION FOR
             ORDER APPROVING CERTAIN PROVISIONS OF LETTER OF INTENT;
         COMPETITIVE BID PROCEDURES IN CONNECTION WITH SALE OF DEBTORS'
              ASSETS; SHORTENING NOTICE PERIOD AND SETTING DATE AND
           PROCEDURE FOR HEARING TO AUTHORIZE SALE OF DEBTORS' ASSETS

         THIS CAUSE having come on to be heard on Wednesday, October 13, 1999, at 9:30 a.m. upon the Debtors-In-Possessions' Emergency Motion for Order Approving Certain Provisions of Letter of Intent; Competitive Bid Procedures in Connection with Sale of Debtors' Assets; Shortening Notice Period and Setting Date and Procedure for Hearing to Authorize Sale of Debtors' Assets and the Court having heard argument of counsel, considered the objections both filed and made at the time of the hearing, taken testimony, considered the record and being otherwise fully advised in the premises, it is therefore

         ORDERED and ADJUDGED:

         1. The Debtors-In-Possessions' Emergency Motion for Order Approving Certain Provisions of Letter of Intent; Competitive Bid procedures in connection with Sale of Debtors' Assets; Shortening Notice Period and Setting Date and Procedure for Hearing to Authorize Sale of Debtors' Assets (hereinafter "the Motion") is hereby granted.

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         2. The Court notes the disclosures made by the Debtors and Longman, through their respective counsel regarding the prior business relationships between Longman and Russell Thompson, the President of the Debtors, as well as Longman's prior tenure on the Debtors' Board of Directors, and hereby determines that the prospective purchaser pursuant to the Letter Agreement attached to the Motion as Exhibit "A", Rodney Longman, or his wholly owned assignee entity is a good faith purchaser with the meaning of and entitled to the protections of 11 U.S. C. Section 363 (m).

         3. The Court specifically approves the provisions of Paragraphs 2.3, 2.4, 2.5, 2.8, 3.1, and 3.2 of the aforesaid Letter Agreement attached to the Motion as Exhibit "A", as modified herein.

         4. Paragraph 3.1 of the Letter Agreement is modified by this Order to provide that the repayment of reasonable, actual, out-of-pocket expenses is subject to Court approval, with an absolute cap of $50,000.

         5. The provisions of Paragraph 3.2 of the Letter Agreement attached to the Motion as Exhibit "A" are modified by this Order to reduce the overbid fee described therein to the amount of $50,000, and the amount of $50,000, and the amount of the initial overbid to be $75,000 over the purchase price offered in the Letter Agreement attached to the Motion as Exhibit "A".

         6. Pursuant to the Motion, and with the Letter Agreement attached to the Motion as Exhibit "A" constituting the initial bid at the price of $1,600,000, a sale of all of the assets of Aquagenix, free and clear of all liens, claims, encumbrances and interests of any kind or nature, which liens and encumbrances will be transferred to the proceeds of sale, save and except only the security interest of Union Planters Bank, if the indebtedness

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secured thereby is assumed by the successful purchaser, with the exception of the assets to be retained by AQUAGENIX in the Letter Agreement attached to the Motion as Exhibit "A" will be held on November 8, 1999, at 9:30 a.m., at the United States Bankruptcy Court, 299 E. Broward Boulevard, Room 308, Fort Lauderdale, Florida, subject to the procedures established and set forth herein.

                  a. Sale to occur on November 9, 1999 at 1:30 p.m., at the United States Bankruptcy Court, 299 E. Broward Boulevard, Room 308, Fort Lauderdale, Florida, or such adjacent location as may be announced in Court at that time, subject to higher and better offers which may be received at that time in increments of $5,000 after the initial $75,000 overbid;

                  b. Initial overbid increment to be $75,000;

                  c. In order to qualify and bid at the auction, all prospective bidders must put up a good faith deposit of no less than $200,000 in the form of a cashier's check to be made payable to Chad P. Pugatch, P.A. Trust Account at or before 5:00 p.m., Fort Lauderdale, Florida time, on Monday, November 8, 1999 (or earlier if the prospective bidder wishes access to due diligence and confidential business information pursuant to subparagraph (d) hereof). Said deposit will be at risk if the bidder is determined to be the high bidder at the sale;

                  d. No interested bidder will be entitled to financial disclosure or due diligence without putting up the aforesaid $200,000 good faith deposit and signing an appropriate confidentiality Agreement in the form designated by debtors' counsel;

                  e. On or before October 22, 1999, the Debtors-In-Possession will file an Asset Acquisition Agreement, as executed by them, as sellers, and Rodney Longman

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individually or his wholly owned assignee, as buyer. All competing bids to be received at the auction sale will be pursuant to the terms and conditions of said Asset Acquisition Agreement. The successful bidder at the sale will be deemed to have bid in accordance with the terms and provisions of the Asset Acquisition Agreement and will be bound by and subject to the provisions of said Agreement, with the exception of any modification as to price which occurs as a result of the auction sale;

                  f. Closing will be as soon as possible subsequent to the November 9, 1999, sale date, but in no event later than November 30, 1000;

         7. Notice of this Order will be provided to all creditors and interested parties, as well as shareholders of the Debtors. Notice of this sale in accordance with the provisions of Bankruptcy Rule 2002 is hereby shortened in accordance with the aforesaid sale date. Further, notice to shareholders is hereby approved to be limited to a one page summary of the terms of the initial bid; time, date and place of the sale; and a reference to the terms of the Asset Acquisition Agreement which will be made available by Debtors' counsel upon request.

         8. Any objections to the sale must be filed with the Court, and served so as to be actually received by counsel to the Debtors and the Purchaser by hand delivery or facsimile no later than 5:00 p.m., Fort Lauderdale, Florida time on November 4, 1999, as follows:

         CHAD P. PUGATCH, ESQUIRE
         CHAD P. PUGATCH, P.A.
         counsel for the Debtors
         Northmark building, Suite 101
         33 N.E. 2nd Street
         Fort Lauderdale, FL 33301
         Telephone: (954) 462-8000

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         Facsimile:   (954) 462-4300

         PAUL STEVEN SINGERMAN, ESQUIRE
         BERGER, DAVIS & SINGERMAN, P.A.
         counsel for Longman
         200 S. Biscayne Boulevard, Suite 295
         Miami, FL 33131-5308
         Telephone: (305) 755-9500
         Facsimile:   (305) 714-4340

         9. The oral objections to the Debtors-in-Possessions' aforesaid Emergency Motion raised by the U.S. Trustee and (Mr. Guadeno) are hereby overruled. The objection raised in writing and orally by the Equitable Life Assurance Society of the United States (hereinafter "Equitable") is conditionally withdrawn, subject to the Debtors-In-Possession promoting a spirited, competitive bidding and sale process by, without limitation: (i) using their best efforts promptly to retain Kahn Consulting, Inc. who shall assist in maximizing exposure of the sale and in targeting prospective bidders; (ii) advertising the sale in appropriate publications; (iii) cooperating with any and all prospective bidders who sign an appropriate Confidentiality Agreement and wish to conduct a due diligence investigation; and (iv) filing with this Court, on or before October 22, 1999, an Asst Acquisition Agreement in substantially the form of the final agreement, the terms of which are consistent with an open and competitive bidding and sale process. Equitable reserves the right to rescind its conditional withdrawal of its objection to the sale of the Debtors-In- Possession fail to met these conditions or otherwise discourage or fail to promote a spirited, competitive bidding process. Equitable furthermore reserves the right (a) to object to the Asset Acquisition Agreement if its terms are inconsistent with an open and competitive bidding and sale process and (b) to object to the closing of the sale if the

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actual conduct of the sale is in any way inconsistent with an open and competitive bidding and sale process.

         DONE AND ORDERED in the Southern District of Florida this ____ day of October, 1999.
                                                      /s/ Raymond B. Ray
                                                      ------------------
                                                      HONORABLE RAYMOND B. RAY
                                                      U.S. Bankruptcy Judge
Copies to:
Chad P. Pugatch, Esquire
Paul Singer, Esquire
Bingham, Dana LLP
Office of the U.S. Trustee
All creditors and interested parties
(with limited notice to shareholders)

(ATTORNEY CHAD P. PUGATCH SHALL MAIL A CONFORMED COPY OF THIS ORDER IMMEDIATELY UPON RECEIPT TO ALL PARTIES LISTED ABOVE, AND SHALL FILE A CERTIFICATE OF MAILING WITH THE COURT)





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